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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 1995

                      SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 320-8400

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On April 12, 1995, the Company filed a Final Prospectus Supplement with the Commission relating to an offering of up to 2,000,000 shares of Cumulative Convertible Preferred Stock, Series B. A copy of the Statement with Respect to Shares - Domestic Business Corporation, filed with the Secretary of the Commonwealth of Pennsylvania on May 15, 1995, is attached as
Exhibit 99.1 to this Current Report.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Statement with Respect to Shares - Domestic
               Business Corporation.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  May 16, 1995

                              By /s/ Karl D. Gerhart
                                   Karl D. Gerhart
                                   Chief Financial Officer and
                                   Treasurer
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                          EXHIBIT INDEX

                                                  Page Number
                                                  In Manually
                                                     Signed
Exhibit Number                                      Original

     99.1      Statement with Respect to Shares -
               Domestic Business corporation.